UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2020

MARQUEE RAINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street, 24th Floor New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(212) 603-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	MRACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MRAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MRACW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On December 14, 2020, the Registration Statement on Form S-1 (File No. 333-250997) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Marquee Raine Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 17, 2020, the Company consummated the IPO of 37,375,000 units (the “Units”), including the issuance of 4,875,000 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-fourth of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $373,750,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,316,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Marquee Raine Acquisition Sponsor LP (the “Sponsor”), generating gross proceeds to the Company of approximately $9,475,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Class A Ordinary Share equals or exceeds $10.00 (as adjusted)), (ii) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis and (iv) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are subject to registration rights.

A total of $373,750,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes if such funds are held in an interest-bearing account, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of all of the Company’s public shares if it has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On December 14, 2020, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association and, on the dates referred to below,

entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated December 17, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated December 17, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated December 17, 2020, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated December 14, 2020, between the Company and the Sponsor.

•	An Administrative Support Agreement, dated December 17, 2020, between the Company and the Sponsor.

•	Letter Agreements, dated December 17, 2020, between the Company and each of its officers and directors, and the Sponsor.

•	Indemnity Agreements, dated December 17, 2020, between the Company and each of its officers and directors.

On December 14, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On December 17, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the exercise in full of the underwriter’s over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated December 17, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated December 17, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated December 17, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated December 14, 2020, between the Company and the Sponsor.

10.4	Administrative Support Agreement, dated December 17, 2020, between the Company and the Sponsor.

10.5	Form of Letter Agreements, dated December 17, 2020, between the Company and each of its officers and directors, and the Sponsor.

10.6	Form of Indemnity Agreements, dated December 17, 2020, between the Company and each of its officers and directors.

99.1	Press Release, dated December 14, 2020.

99.2	Press Release, dated December 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQUEE RAINE ACQUISITION CORP.

Date: December 18, 2020	By:	/s/ Joseph Beyrouty
	Name:	Joseph Beyrouty
	Title:	Chief Financial Officer